SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 20, 2002

e.Deal.net, Inc.

---------------------

(Exact name of registrant as specified in its charter)

Nevada

333-52040

98-0195748

(State or other jurisdiction

(Commission File Number)

(IRS Employer Identification Number)

of incorporation)

1628 West 1st Ave, Suite 216, Vancouver, British Columbia

V6J 1G1

(Address of principal executive offices)

(Zip Code)

Registrant's telephone number, including area code:

(604) 659-5005

1628 West 1st Avenue, Suite 214, Vancouver, British Columbia

V6J 1G1

(Former name or former address, if changed since last report.)

ITEM 1. Changes in Control of Registrant.

None.

ITEM 2. Acquisition or Disposition of Assets.

None.

ITEM 3. Bankruptcy or Receivership.

None.

ITEM 4. Changes in Registrant's Certifying Accountant.

None.

ITEM 5. Other Events.

On December 19, 2002, the Company’s President and majority shareholder, Mr. Herdev S. Rayat entered into a Stock Purchase and Sales Agreement with Mr. Harmel S. Rayat, a Director of the Company. Pursuant to the terms and conditions of the Stock Purchase and Sales Agreement, the controlling interest in the Company will be transferred from the majority shareholder to Mr. Harmel S. Rayat. The Stock Purchase and Sales Agreement is attached hereto as Exhibit 99.1.

ITEM 6. Resignations of Registrant's Director's

At a Board of Directors meeting held on December 20, 2002, Mr. Herdev S. Rayat tendered his resignation as the Company’s President and CEO and as a Director. During the same meeting, the Board of Directors approved and authorized the appointment of Ms. Terri DuMoulin as a Director of the Company and as the Company’s new President and CEO.

Ms. DuMoulin has had extensive experience in the investment field dealing with early stage companies. Between June 1995 and October 1996, she worked as a licensed investment advisor’s assistant at Canaccord Capital Corp., before taking on the duties of an office manager for a private management firm dealing with junior resource companies during October 1996 through November 1997.  During the period from November 1997 through August 2002, she worked as a licensed investment advisor and trader specializing in institutional and high net worth investor trading at several Canadian investment dealers, most recently with Golden Capital Securities Ltd. Since August 2002 to present, Ms. DuMoulin has served as a director and secretary of Greystoke Venture Capital Inc., a private investment firm.

ITEM 7. Financial Statements and Exhibits.

The following exhibits are furnished as part of this report:

Exhibit 10.1 – Stock Purchase and Sales Agreement

Exhibit 99.1 – Statement of Principal Executive Officer

Exhibit 99.2 – Statement of Principal Financial Officer

ITEM 8.  Change in Fiscal Year.

None.

SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

e.Deal.net, Inc.

/s/ Terri DuMoulin

Terri DuMoulin, President

Date: December 20, 2002

Exhibit 10.1

STOCK PURCHASE AND SALES AGREEMENT

Herdev S. Rayat, a businessman whose address is 1025 Augusta Avenue, Burnaby, British Columbia, V5A 1K3, (hereinafter the "Seller") and Harmel S. Rayat, a businessman whose address is Suite 216 – 1628 West 1st Avenue, Vancouver, BC, V6P 5B3, (hereinafter the “Buyer”) agree as follows:

WHEREAS:

A.   The Seller desires to sell 5,000,000 shares of common stock of e.Deal.net, Inc. (hereinafter the "Company") at a price of $0.001 per common share (hereinafter the "Shares"); and

B.   The Buyer desires to acquire the number of Shares set forth on the signature page hereof.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set-forth, the parties hereto do hereby agree as follows:

SALE OF SHARES

1.1

Subject to the terms and conditions hereinafter set-forth, the Buyer hereby agrees to purchase from the Seller 5,000,000 Shares as is set-forth on the signature page hereof at a price equal to $0.001 per share, and the Seller agrees to sell such Shares to the Buyer for said purchase price.

1.2

The purchase price for the shares acquired herewith is payable by the Buyer contemporaneously with the execution and delivery of this Stock Purchase and Sales Agreement (hereinafter the "Agreement").

1.3

The Buyer acknowledges and agrees that all certificates representing the Shares will be endorsed with the following legend in accordance with the Act:

"THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS A COMPLIANCE WITH THE REGISTRATION PROVISIONS OF SUCH ACT HAS BEEN MADE OR UNLESS AVAILABILITY OF AN EXEMPTION FROM SUCH REGISTRATION PROVISIONS HAS BEEN ESTABLISHED, OR UNLESS SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OF 1933."

REPRESENTATIONS AND WARRANTIES BY BUYER

2.1

Buyer hereby severally represents and warrants to the Seller the following:

(A)

The Buyer recognizes that the purchase of Shares purchased herein involves a high degree of risk in that the Company has not yet commenced business operations and may require substantial funds in order to achieve its business plan;

(B)

An investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Shares of the Company;

(C)

The Buyer has been furnished information about the Company which has been requested by the Buyer and which the Company was able to provide without unreasonable hardship and Buyer has had full opportunity to review the information with the Buyer’s legal and financial advisers prior to execution of this Agreement;

(D)

The Buyer has such knowledge and experience in finance, securities, investments, including investment in non-listed and non registered securities, and other business matters so as to be able to protect its interests in connection with this transaction.

(E)

The Buyer hereby acknowledges that these securities have not been approved or disapproved by the Securities and Exchange Commission or by any state securities administration or regulatory authority.

(F)

The Buyer is not aware of any advertisement of the Shares.

(G)

The amount of the Buyer’s investment does not exceed 10% of the Buyer’s net worth and the Buyer has sufficient net worth to sustain a complete loss of the Buyer’s investment in the Company;

(H)

The Buyer understands that any shares purchased hereby may not be re-offered for sale or resold or otherwise transferred except pursuant to an effective registration statement under the United States Securities Act or pursuant to an available exemption from registration under such Act.

(I)

The Buyer is acquiring the Shares subscribed to hereunder as an investment for Buyer's own account, not as a nominee or agent, and not with a view toward the resale or distribution of any part thereof, and Buyer has no present intention of selling, granting any participation in, or otherwise distributing the same;

(J)

The Buyer does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person, or to any third person, with respect to any of the Shares sold hereby;

(K)

The Buyer has full power and authority to enter into this Agreement which constitutes a valid and legally binding obligation, enforceable in accordance with its terms;

(L)

The Buyer has satisfied himself or herself as to the full observance of the laws of his or her jurisdiction in connection with any invitation to purchase the Shares and/or any use of this Agreement, including: (i) the legal requirements within his/her jurisdiction for the purchase of the Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Shares.

REPRESENTATIONS AND WARRANTIES BY THE SELLER

3.1

The Seller represents and warrants to the Buyer that:

(A)

The Seller acknowledges that a limited public market for the Shares presently exists.  Although the Company’s securities are quoted on the Pink Sheets, the Seller cannot provide any assurance that a regular trading market will develop or that a market will be sustained, or that the Company’s securities purchased by the public in a offering may be resold at their original offering price or at any other price.  Accordingly the Buyer may not be able to liquidate its investment.

(B)

The Shares are owned by the Seller, and are not encumbered by any obligation of the Seller. The Seller has the power to transfer such shares to Buyer.

(C)

The Seller has delivered to Buyer a copy of the Company's financial statements for the fiscal year ended March 31, 2002. The audited financial statements, including the Independent Auditor's Report, and current interim financial statements have been delivered to the Buyer for the Buyer's review and consideration.

(D)

The Seller has no knowledge of any significant change in the Company’s capital stock, long-term debt or working capital since March 31, 2002.

(E)

The Seller is unaware of any matters that could have a significant effect on the Company's audited financial statements and the Company's current financial position, results of operations or cash flow.

(F)

There have been no changes in the status of pending litigation, claims and assessments, if any, outstanding as of the date of the auditor's report, likelihood of assertion of litigation, claims and assessments since that date.

(G)

The Seller is unaware of any errors, fraud or illegal acts that would materially impact the audited financial statements.

TERMS OF AGREEMENT

4.1

Pending acceptance of this Agreement, all funds paid hereunder shall be deposited by the Buyer and immediately available to the Seller.

4.2

The Seller hereby authorizes and directs the Company to deliver the securities to be issued to such Buyer pursuant to this Agreement to the Buyer’s address indicated herein, and authorizes and directs Company to notify Holladay Stock Transfer Agent of the transfer of securities to the Buyer.

MISCELLANEOUS

5.1

Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Buyer and Seller at their respective residential addresses set forth at the outset of this Agreement.

5.2

Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of Nevada.

5.3

The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

IN WITNESS WHEREOF, this Agreement is executed as of the 19th day of December, 2002.

Number of Shares Purchased:	5,000,000
Signature of Buyer:	/s/ Harmel S. Rayat
Printed Name of Buyer:	Harmel S. Rayat

Signature of Seller:	/s/ Herdev S. Rayat
Printed Name of Seler:	Herdev S. Rayat

EXHIBIT 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Terri DuMoulin, state and attest that:

(1) I am the President of e.Deal.net Inc. (the "issuer").

(2) Accompanying this certification is the Form 8-K, a periodic report (the "periodic report") filed by the issuer with the Securities Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), which contains financial statements.

(3) I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

A. the periodic report containing the financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act, and

B. the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the issuer for the periods presented therein.

/s/ Terri DuMoulin

Date: December 20, 2002

EXHIBIT 99.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Harmel S. Rayat, state and attest that:

(1) I am the Treasurer of e.Deal.net, Inc. (the "issuer").

(2) Accompanying this certification is the Form 8-K for the quarterly period ended, a periodic report (the "periodic report") filed by the issuer with the Securities Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), which contains financial statements.

(3) I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

a. the periodic report containing the financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act, and

b. the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the issuer for the periods presented therein.

/s/ Harmel S. Rayat

Date: December 20, 2002